14. Deferred Compensation and Supplemental Employee Retirement Plans	12 Months Ended
Dec. 31, 2016
Compensation Related Costs [Abstract]
Note 14. Deferred Compensation and Supplemental Employee Retirement Plans

The Company maintains a directors’ deferred compensation plan and, prior to 2005, maintained a retirement plan for its directors. Participants are general unsecured creditors of the Company with respect to these benefits. The benefits accrued under these plans were $114,014 and $141,857 at December 31, 2016 and 2015, respectively. Expenses associated with these plans were $723 and $779 for the years ended December 31, 2016 and 2015, respectively.

The Company also maintains a supplemental employee retirement plan (SERP) for certain key employees of the Company. Benefits accrued under this plan were $774,713 and $575,709 at December 31, 2016 and 2015, respectively. The expense associated with this plan was $199,004 and $114,190 for the years ended December 31, 2016 and 2015, respectively.